SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             January 30, 1996

                                MICROFRAME, INC.
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             (Exact Name of Registrant as Specified in its Charter)


   New Jersey                       0-13117                      22-2413505
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(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


  21 Meridian Road, Edison, New Jersey                               08820
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(Address of Principal Executive Offices)                           (zip code)


Registrant's telephone number, including area code:             (908) 494-4440


                                 Not Applicable
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 30, 1996 the Registrant entered into an engagement letter with Coopers & Lybrand LLP formalizing the terms of its engagement in which Coopers & Lybrand LLP would serve as the Registrant's independent public accountants for its fiscal year ending March 31, 1996.


Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a)  Financial Statements: None

               (c)  Exhibits: None



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          MICROFRAME, INC.


Date:   February 6, 1996                  By:  /s/ Lonnie L. Sciambi
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                                               Lonnie L. Sciambi, President
                                               and Chief Executive Officer





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